                                                                      EXHIBIT 24
                                                              POWERS OF ATTORNEY

                                POWER OF ATTORNEY

      KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Materials Corporation, a Delaware corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, hereby constitutes and appoints James
L. Simonton and Kevin L. Barnett, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 27th day of March 2002.


                                                   /s/ Ralph O. Hellmold
                                                   -------------------------
                                                   Ralph O. Hellmold
                                                   Director

                                POWER OF ATTORNEY

            KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Materials Corporation, a Delaware corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, hereby constitutes and appoints James
L. Simonton and Kevin L. Barnett, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 27th day of March 2002.


                                                   /s/ James F. Crowley
                                                   -------------------------
                                                   James F. Crowley
                                                   Director

                                POWER OF ATTORNEY

            KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Materials Corporation, a Delaware corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, hereby constitutes and appoints James
L. Simonton and Kevin L. Barnett, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 27th day of March 2002.


                                                   /s/ Thomas M Hough
                                                   --------------------------
                                                   Thomas M. Hough
                                                   Director

                                POWER OF ATTORNEY

            KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Materials Corporation, a Delaware corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, hereby constitutes and appoints James
L. Simonton and Kevin L. Barnett, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 27th day of March 2002.


                                                   /s/ Malcolm M. Prine
                                                   ---------------------------
                                                   Malcolm M. Prine
                                                   Director

                                POWER OF ATTORNEY

            KNOWN ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Materials Corporation, a Delaware corporation which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, hereby constitutes and appoints James
L. Simonton and Kevin L. Barnett, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such Annual Report on Form 10-K, and to file the same with all exhibits and financial statements and schedules thereto, and other documents in connection therewith, including any amendment thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 27th day of March 2002.


                                                   /s/ Thomas R. Cellitti
                                                   -----------------------------
                                                   Thomas R. Cellitti
                                                   Director